Exhibit 10.10

NAVIOS MARITIME PARTNERS L.P.

500,000 COMMON UNITS

REPRESENTING LIMITED PARTNER INTERESTS

Form of Common Unit Purchase Agreement

November __, 2007

Amadeus Maritime S.A.

c/o Angeliki Frangou

85 Atki Miaouli Street

Piraeus, Greece 185 38

Ms. Frangou:

Navios Maritime Partners L.P., a Marshall Islands limited partnership (the “Partnership”), proposes, subject to the terms and conditions stated herein, to issue and sell to Amadeus Maritime S.A., a Panama corporation (the “Investor”), an aggregate of 500,000 common units (the “Investor Units”) representing limited partner interests in the Partnership (the “Common Units”).

This is to confirm the agreement between the Partnership and the Investor concerning the purchase of the Investor Units from the Partnership by the Investor.

1. Representations, Warranties and Agreements.

(a) The Partnership, represents and warrants to, and agrees with, the Investor that:

(i) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Marshall Islands Limited Partnership Act (the “Marshall Islands LP Act”) with full partnership power and authority necessary to enter into this Agreement.

(ii) As of the Closing Date (as defined in Section 3), the Investor Units, and the limited partner interests represented thereby, will be duly authorized by the Partnership’s Amended and Restated Partnership Agreement (the “Partnership Agreement”) and, when issued and delivered to the Investor against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 41 of the Marshall Islands LP Act).

(iii) The Partnership has all requisite power and authority to issue, sell and deliver the Investor Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement.

(iv) This Agreement has been duly executed and delivered by the Partnership and is a valid and binding agreement of the Partnership, enforceable against it in accordance with its terms.

(b) The Investor represents and warrants to, and agrees with, the Partnership that:

(i) The Investor has been duly formed and is validly existing and in good standing under the laws of Panama. The Investor has the requisite power and authority to enter into this Agreement. The purchase by the Investor of the Investor Units has been duly authorized by all necessary action on the part of the Investor.

(ii) This Agreement has been duly executed and delivered by the Investor and is a valid and binding obligation of the Investor, enforceable against it in accordance with its terms.

(iii) Investor is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the investment by the Investor in the Partnership is for its own account and not for the account of others, for investment purposes. The Investor Units are being acquired for its own account, for investment and with no intention of distributing or reselling such Investor Units or any portion thereof or interest therein in any transaction which would be a violation of the securities laws of the United States of America or any state or foreign country or jurisdiction. Angeliki Frangou is the sole shareholder of Investor and is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act).

(iv) Investor acknowledges and agrees that it has been provided, to its full satisfaction, with the opportunity to ask questions concerning the terms and conditions of an investment in the Partnership and has knowingly and voluntarily elected instead to rely solely on its own investigation. Other than the representations and warranties in Section 1(a), Investor has not relied upon any representation or warranty of any kind by the Partnership or any of its affiliates regarding the interests in Partnership or the business to be conducted thereby.

(v) The Investor acknowledges and agrees that the Investor must bear the economic risk of this investment indefinitely, that the Investor Units purchased by the Investor hereunder may not be sold or transferred or offered for sale or transfer by it without registration under the Securities Act and any applicable state securities or Blue Sky laws or the availability of exemptions therefrom, and that the Partnership has no present intention of registering the resale of any of such Investor Units other than as contemplated by the Partnership Agreement. The Investor understands that any Transfer Agent of the Partnership will be issued stop-transfer restrictions with respect to the Investor Units purchased by the Investor hereunder unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

(vi) The Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Investor Units, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Investor Units and, at the present time and in the foreseeable future, is able to afford a complete loss of such investment.

(vii) The Investor understands that the Investor Units are being offered and sold to the Investor in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Partnership is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings, which are true, correct and complete, of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Investor Units.

2. Purchase and Sale. Subject to the terms and conditions herein set forth, the Partnership agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Partnership, at a purchase price of $______ per unit, 500,000 Investor Units.

3. Delivery and Payment for the Investor Units. Delivery of and payment for the Investor Units shall be made at ____ a.m., New York City time, on November __, 2007 (such date and time of delivery and payment for the Investor Units being herein called the “Closing Date”). Delivery of the Investor Units shall be made to the Investor against payment by the Investor of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.

4. Conditions of Investor’s Obligations. The obligations of the Investor hereunder, as to the Investor Units, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Partnership herein are, at and as of the Closing Date, true and correct, the condition that the Partnership shall have performed all of its obligations hereunder theretofore to be performed, and the closing of the purchase and sale of the Partnership’s Common Units pursuant to the Purchase Agreement, dated the date hereof, among the Partnership, the Underwriters named therein and certain other Parties shall have occurred.

5. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Investor shall be delivered or sent by mail, telex or facsimile transmission to it c/o Angeliki Frangou at 85 Atki Miaouli Street, Piraeus Greece 185 38, and if to the Partnership shall be delivered or sent by mail to the Partnership at 85 Atki Miaouli Street, Piraeus Greece 185 38, Attention: Michael E. McClure, Chief Financial Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

6. This Agreement shall be binding upon, and inure solely to the benefit of, the Investor and the Partnership, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

7. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership and the Investor, with respect to the subject matter hereof.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

9. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us two (2) counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you and the Partnership.

[Signature pages follow]

Very truly yours,
NAVIOS MARITIME PARTNERS L.P.
By:
Name: Michael E. McClure
Title: Chief Financial Officer

Accepted as of the date hereof:

Amadeus Maritime S.A.

_____________________________________

Angeliki Frangou

Sole Shareholder